UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2024

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Verdolino & Lowey, P.C. 124 Washington Street, Suite 101 Foxborough, MA	02035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On January 22, 2024, Bellerophon Therapeutics, Inc. (the “Company”) convened its previously-adjourned special meeting of stockholders for the purpose of approving the Plan of Liquidation and Dissolution (the "Special Meeting"). There were 3,191,022 shares of common stock present or represented by proxy at the Special Meeting, which did not constitute a quorum under the Bylaws.

Accordingly, the Special Meeting was adjourned without any business being conducted in order to allow time to achieve a quorum and to allow the Company’s stockholders additional time to vote on the proposals set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the "SEC") on November 6, 2023 (the "Proxy Statement").

The Company will provide notice of the date, time, and location of the reconvened meeting, once determined, in accordance with Delaware law.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s reconvened special meeting of stockholders and ability to achieve quorum. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in the Company’s filings with the SEC, including those under the heading "Risk Factors" in the Company’s latest annual report on Form 10-K filed on March 31, 2023 and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof.

Additional Information and Where to Find It

In connection with the Special Meeting, the Company filed the Proxy Statement with the SEC, which was mailed to the Company’s stockholders as of the record date for the special meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE SPECIAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the special meeting, without charge, once available, at the SEC website at http://www.sec.gov or by directing a request to: Verdolino & Lowey, P.C. at 124 Washington St., Suite 101, Foxborough, Massachusetts 02035, Attention: Bellerophon Therapeutics.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Special Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022, WHICH WAS FILED WITH THE SEC ON MARCH 31, 2023. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE SPECIAL MEETING AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: January 22, 2024	By:	/s/ Craig Jalbert
Name: Craig Jalbert
Title: President